QuickLinks -- Click here to rapidly navigate through this document

Exhibit 99

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of Level 3 Communications, Inc. (the "Company") on Form 10-K/A-1 for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James Q. Crowe, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

        (1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JAMES Q. CROWE James Q. Crowe Chief Executive Officer April 11, 2003

A signed original of this written statement required by Section 906 has been provided to Level 3 Communications, Inc. and will be retained by Level 3 Communications, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of Level 3 Communications, Inc. (the "Company") on Form 10-K/A-1 for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Sureel A. Choksi, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

        (1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ SUREEL A. CHOKSI Sureel A. Choksi Chief Financial Officer April 11, 2003

A signed original of this written statement required by Section 906 has been provided to Level 3 Communications, Inc. and will be retained by Level 3 Communications, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

QuickLinks

  Exhibit 99